FUNDS' INVESTMENT HIGHLIGHTS...............2
FUNDS' PORTFOLIOS..........................7
FINANCIAL INFORMATION
  INDEPENDENT PUBLIC ACCOUNTANTS' REPORT..16
  FINANCIAL STATEMENTS....................17
  FINANCIAL HIGHLIGHTS....................20
  NOTES TO FINANCIAL STATEMENTS...........23


                         BOND MARKETS ENDED THE YEAR UP.
                          MODERATION FORECAST FOR 1998

   The year ended December 31, 1997 provided strong investment results from each of Composite Group's bond funds. In the pages which follow, you will find ex-panded discussion concerning the investment strategies, portfolio composition and performance of the Funds. I am pleased not only with the results of our investments but with the ability of our portfolio managers to maintain their focus on fund objectives - not an easy task in volatile markets.
[PHOTO - WILLIAM G. PAPESH, PRESIDENT OF THE COMPOSITE GROUP]

FOR THE PERIOD AHEAD: TAKE A BALANCED APPROACH WITH QUALITY INVESTMENTS
   Optimism surrounding mutual fund investing has never been greater. After a 15-year bull market in both stocks and bonds, it is notable that households (especially at the middle income level) are taking on more risk in their asset holdings. While this attempt to participate in the growth of an expanding equities market is commendable, it is especially important that a balanced approach to investing not be ignored. By including a mix of long-term and short-term fixed income investments in their portfolios, shareholders can reduce risk and volatility. I would urge all investors to update their asset allocation and keep in mind that Composite bond funds provide the benefits of diversified and professionally managed portfolios offering compounded returns on a taxable or tax-free basis.

WE'RE ADDING TO THE FAMILY TO GIVE YOU GREATER OPPORTUNITY
   Finally, as you may know from proxy statements sent to you, Sierra Funds will be combined with the Composite family shortly. This action will provide shareholders with expanded investment opportunities as well as some efficiencies associated with the management of our mutual find complex. We will be sending you more information on this exciting opportunity as time progresses.
   We wish you all the best in the new year ahead. Your continued confidence in the Composite Group is appreciated and we will work hard to continue to deserve your trust.



/s/ William G. Papesh
WILLIAM G. PAPESH
PRESIDENT

FOOTNOTE TO INVESTMENT PERFORMANCE CHARTS ON PAGES 3, 5 & 6
   Investment returns and principal values of Fund shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fund shares are not guaranteed by any agency of the U.S. government.
   Comparisons to Fund performance on the following pages include the Consumer Price Index (CPI), as a measure of change in consumer prices, and the Lehman Brothers Government (LBG), Government/Corporate (LGCB), and Municipal Bond (LMB) Indices, which are considered representative of the U.S. government, U.S. government and corporate, and municipal bond markets.
   These indices are unmanaged and do not reflect actual investment-related expenses incurred by the Funds with which they are compared. Fund values presented in the graphs are for Class A shares. Class B performance would vary due to different expenses. Average Annual Total Returns and graph values include changes in share price and reinvestment of dividends and capital gains. Unless otherwise indicated, all Fund performance is calculated after deducting the maximum 4% sales charge for Class A shares and for Class B shares a contingent deferred sales charge of 3% for one year or 1% since 3/30/94. Class B yields do not reflect contingent deferred sales charges; the yields would be lower if they were reflected. Class B information is presented since 3/30/94, the commencement of their offering.

              COMPOSITE U.S. GOVERNMENT SECURITIES, INC. HIGHLIGHTS

IMPACTS ON RECENT PERFORMANCE
   Last year proved rewarding for investors in fixed income securities including shareholders in Composite U.S. Government Securities, Inc. One year returns from Class A shares for the period ended December 31, 1997 were 9.92% - well ahead of a low 1.70% rate of inflation. Annualized returns for the past three and five years also significantly outpaced inflation. This is important because inflation erodes the purchasing power of investors and is the primary risk faced by most fixed income investments. The ability to achieve returns in excess of inflation over the last five years is impressive.
   The Fund benefited last year by having a substantial portion of its portfolio in mortgage-backed securities. The economic environment favorably influenced these investments as interest rates were generally stable throughout the year (intermediate interest rates declined about 1/2 of 1% during the year). Relatively firm interest rates provided homeowners with little incentive to refinance their loans; therefore, the mortgage-backed securities in the Fund were able to earn high yields without the risk of being called away. As the risk of refinancing was reduced, there was increasing demand for mortgage-backed securities. Consequently, this helped increase the value of the securities held in the Fund.
   The Fund is weighted toward lower-coupon mortgage-backed securities that are seasoned (issued at least three years ago). Historically, prepayments on these securities have been more stable. Because of the limited volatility of interest rates this year, the benefits of this strategy were not as significant.
   Although interest rates moved down only slightly this year, the value of the Fund was affected positively because of the intermediate-maturity profile of the portfolio.

WHAT'S AHEAD?
   The Fund will continue to hold a high portion of mortgage-backed securities because of the belief that over a complete cycle of interest rate movements, these securities provide good income and yield characteristics. Strategically, we look for the best profile of yield versus prepayment risk in mortgages. While a good portion of the time that will keep us away from the highest yielding securities, it will also keep us away from the potential for significant under-performance. Diversification in mortgage-backed securities also spreads prepayment risk over a wide range of issues.
   We continue to believe that by focusing on controlling prepayments, mortgage-backed securities can be used to create a portfolio with attractive yields and relatively stable income characteristics and above average total returns.
   With an outlook of low inflation, we feel fixed income investments offer very good value. There can and will be periods when rates will rise but the long-term trend, in our opinion, is for rates to edge downward. Because of our long-term focus in managing the Funds, we have structured the portfolio to capture the benefits of falling rates while controlling prepayments.

KEY INVESTMENT STRATEGIES
   The Fund's objective is to provide a high level of current income that is consistent with safety and liquidity. We seek to accomplish this by investing in a combination of intermediate-maturity mortgage-backed and U.S. Treasury securities. By taking advantage of changing fundamentals between different segments of the mortgage market and by anticipating broad changes in interest rates, we feel we can add additional income to the Fund while continuing to meet the safety and liquidity objectives of the Fund.

PORTFOLIO COMPOSITION
PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 1997

[PIE CHART]
Government National Mortgage Association (GNMA) - 48%
U.S. Treasury Bonds - 27%
GNMA-Collateralized Mortgage Obligations - 23%
Cash & Other Assets - 2%

INVESTMENT RESULTS
                          AVERAGE ANNUAL TOTAL RETURNS
                        --------------------------------
                                     WITHOUT      WITH
                        Class A      SALES        SALES
                        Shares       CHARGE       CHARGE
                        -------      -------      ------
                        One Year      9.92%       5.48%
                        Five Years    6.70%       5.84%
                        Ten Years     8.40%       7.96%

                        Class B
                        Shares
                        -------
                        One Year      9.03%       6.03%
                        Since
                          3/30/94     6.96%       6.74%
                        --------------------------------
                             30-Day Current Yields
                         Class A Shares           5.37%
                         Class B Shares           4.82%
                        --------------------------------
                           See footnote on page 1 for
                             additional information.

[PERFORMANCE CHART]

INVESTMENT PERFORMANCE - COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
-------------------------------------------------------------------
     Comparative Ending Values of $10,000 invested on 12/31/87

$25,000        [LEGEND]
                  Fund Class A Shares $21,524
 20,000           LGB (Gov't. Bonds)  $23,421
                  CPI (Inflation)     $14,029
 15,000

 10,000

  5,000

      0
 12/31/87     12/31/89     12/31/91     12/31/93     12/31/95     12/31/97
* Past performance cannot predict future results.

Investment Performance - Composite U.S. Government Securities, Inc. Comparative Ending Values of $10,000 invested on 12/31/87

                  Composite
          U.S. Government Securities    LGB       CPI
          --------------------------  -------   -------
12/31/87            $10,000           $10,000   $10,000
3/31/88             $ 9,993           $10,330   $10,095
6/30/88             $10,131           $10,427   $10,225
9/30/88             $10,271           $10,603   $10,381
12/31/88            $10,307           $10,703   $10,422
3/31/89             $10,377           $10,817   $10,598
6/30/89             $11,170           $11,687   $10,754
9/31/89             $11,268           $11,783   $10,832
12/31/89            $11,677           $12,226   $10,927
3/31/90             $11,626           $12,074   $11,153
6/30/90             $11,978           $12,496   $11,256
9/30/90             $12,201           $12,599   $11,499
12/31/90            $12,781           $13,291   $11,594
3/31/91             $13,099           $13,580   $11,698
6/30/91             $13,308           $13,763   $11,785
9/30/91             $14,007           $14,548   $11,889
12/31/91            $14,662           $15,327   $11,950
3/31/92             $14,460           $15,059   $12,071
6/30/92             $15,018           $15,655   $12,149
9/30/92             $15,511           $16,428   $12,244
12/31/92            $15,559           $16,435   $12,296
3/31/93             $16,092           $17,177   $12,444
6/30/93             $16,504           $17,674   $12,513
9/30/93             $16,832           $18,248   $12,574
12/31/93            $16,823           $18,187   $12,634
3/31/94             $16,203           $17,639   $12,756
6/30/94             $15,941           $17,438   $12,825
9/30/94             $15,947           $17,512   $12,946
12/31/94            $15,996           $17,573   $12,972
3/31/95             $16,911           $18,400   $13,120
6/30/95             $18,006           $19,541   $13,215
9/30/95             $18,309           $19,887   $13,276
12/31/95            $19,107           $20,796   $13,302
3/31/96             $18,585           $20,326   $13,492
6/30/96             $18,649           $20,423   $13,579
9/30/96             $18,955           $20,766   $13,674
12/31/96            $19,581           $21,372   $13,795
3/31/97             $19,365           $21,198   $13,856
6/30/97             $20,143           $21,933   $13,891
9/30/97             $20,848           $22,669   $13,977
12/31/97            $21,524           $23,421   $14,029

                     COMPOSITE INCOME FUND, INC. HIGHLIGHTS

IMPACTS ON RECENT PERFORMANCE
   The income produced from the Fund's intermediate-maturity investments, strong performance by mortgage-backed securities, and stable results from corporate bond holdings, combined with a decline in interest rates, produced double digit returns for 1997. Just as impressive as the one-year return is the annualized return for the last three and five years. Returns during all periods have provided shareholders with increased purchasing power by significantly outpacing inflation.
   The largest sector of the Fund (55%) is debt issued by corporations. Solid economic growth, rising productivity, and low inflation produced improving credit quality for corporations. Although the Fund has some corporate bond holdings that produced exceptional returns, a few were disappointing. Overall, however, the corporate bond portfolio produced returns that were very similar to the industry.
   The mortgage-backed securities portion of the Fund (21%) had above-average returns for 1997. Last year's economic environment provided a good opportunity to invest in mortgage-backed securities since interest rates were relatively stable (intermediate rates declined about 1/2 of 1% for the year). Stable rates reduce the incentive for homeowners to refinance and, consequently, the higher-yielding mortgage-backed securities tend to remain in the Fund.
   The Fund's investments are of an intermediate maturity and will generally rise in value when interest rates fall and decline in value when rates rise. Because interest rates declined in 1997, albeit rather modestly, a positive capital appreciation was generated for shareholders.

WHAT'S AHEAD?
   We feel comfortable with the diversified mix of corporate, mortgage-backed, and Treasury securities that make up the portfolio and will continue to target an average quality of "A to BBB" as rated by Standard & Poor's.
   As we enter 1998, the majority of our corporate bond investments will be concentrated in non-cyclical industries such as health care, defense and utilities. Additionally, we feel there are currently some situations worldwide which offer a unique opportunity for solid returns for the long-term investor and they should be included as a portion of the Fund's portfolio.
   The mortgage-backed portfolio, as always, seeks to add extra yield to the Fund while concentrating on controlling prepayments. Although rates have fallen and are relatively low by recent historical standards, we believe that excess worldwide capacity, fiscal austerity, and changing demographics will continue to keep inflation under control and the long-term trend in rates moving downward. Because of our long-term focus in managing the Funds, we have structured the portfolio to capture this trend.

KEY INVESTMENT STRATEGIES
   The Fund's objective is to provide a high level of current income that is consistent with the protection of capital. We accomplish this by investing in intermediate-maturity corporate, mortgage-backed and Treasury securities. Although the Fund will use some lower-rated securities, it maintains an investment grade average quality. By taking advantage of changing fundamentals between market sectors and anticipating broad changes in interest rates, we feel we can add additional income to the Fund while maintaining protection of capital.

PORTFOLIO COMPOSITION
PERCENTAGE OF NET ASSETS AS OF DECEMBER 31, 1997

[PIE CHART]
Non-Convertible Corporate Bonds 42%
Mortgage-Backed Securities - 21%
U.S. Treasury Obligations - 19%
Convertible Corporate Bonds - 10%
U.S. Dollar Foreign Government Obligation - 3%
Preferred Stocks - 2%
Cash & Other Assets - 3%

INVESTMENT RESULTS
                         AVERAGE ANNUAL TOTAL RETURNS
                        --------------------------------
                                     WITHOUT      WITH
                        Class A      SALES        SALES
                        Shares       CHARGE       CHARGE
                        -------      -------      ------
                        One Year     10.51%       6.10%
                        Five Years    7.95%       7.09%
                        Ten Years     8.61%       8.16%

                        Class B
                        Shares
                        -------
                        One Year      9.51%       6.51%
                        Since
                          3/30/94     7.96%       7.74%
                        --------------------------------
                             30-Day Current Yields
                         Class A Shares           5.93%
                         Class B Shares           5.41%
                        --------------------------------
                           See footnote on page 1 for
                             additional information.

[PERFORMANCE CHART]

          INVESTMENT PERFORMANCE - COMPOSITE INCOME FUND,
     ---------------------------------------------------------
     Comparative Ending Values of $10,000 invested on 12/31/87

$25,000        [LEGEND]
                  Fund Class A Shares        $21,912
 20,000           LGCB (Gov't./Corp. Bonds)  $23,988
                  CPI (Inflation)            $14,029
 15,000

 10,000

  5,000

      0
 12/31/87     12/31/89     12/31/91     12/31/93     12/31/95     12/31/97
* Past performance cannot predict future results.

Investment Performance - Composite Income Fund, Inc.
Comparative Ending Values of $10,000 invested on 12/31/87

                  Composite
                 Income Fund           LGCB      CPI
                -------------         -------   -------
12/31/87            $10,000           $10,000   $10,000
3/31/88             $ 9,937           $10,358   $10,095
6/30/88             $10,089           $10,460   $10,225
9/30/88             $10,233           $10,655   $10,381
12/31/88            $10,272           $10,758   $10,422
3/31/89             $10,376           $10,877   $10,598
6/30/89             $10,749           $11,751   $10,754
9/31/89             $10,907           $11,861   $10,832
12/31/89            $10,965           $12,290   $10,927
3/31/90             $10,903           $12,149   $11,153
6/30/90             $11,297           $12,586   $11,256
9/30/90             $11,378           $12,662   $11,499
12/31/90            $11,866           $13,307   $11,594
3/31/91             $12,282           $13,666   $11,698
6/30/91             $12,509           $13,873   $11,785
9/30/91             $13,190           $14,670   $11,889
12/31/91            $13,918           $15,453   $11,950
3/31/92             $13,765           $15,221   $12,071
6/30/92             $14,336           $15,838   $12,149
9/30/92             $14,980           $16,612   $12,244
12/31/92            $14,945           $16,625   $12,296
3/31/93             $15,634           $17,398   $12,444
6/30/93             $16,034           $17,920   $12,513
9/30/93             $16,626           $18,513   $12,574
12/31/93            $16,562           $18,459   $12,634
3/31/94             $15,908           $17,881   $12,756
6/30/94             $15,682           $17,658   $12,825
9/30/94             $15,719           $17,746   $12,946
12/31/94            $15,763           $17,811   $12,972
3/31/95             $16,579           $18,699   $13,120
6/30/95             $17,912           $19,912   $13,215
9/30/95             $18,281           $20,293   $13,276
12/31/95            $19,164           $21,238   $13,302
3/31/96             $18,626           $20,742   $13,492
6/30/96             $18,701           $20,839   $13,579
9/30/96             $19,098           $21,207   $13,674
12/31/96            $19,828           $21,855   $13,795
3/31/97             $19,665           $21,666   $13,856
6/30/97             $20,573           $22,455   $13,891
9/30/97             $21,405           $23,242   $13,977
12/31/97            $21,912           $23,988   $14,029

                COMPOSITE TAX-EXEMPT BOND FUND, INC. HIGHLIGHTS

IMPACTS ON RECENT PERFORMANCE
   Municipal bonds enjoyed a good year in 1997. Long-term municipal bonds finished 1997 with lower yields but attractive total returns.
   During the year the prices of lower-rated municipal bonds rose relative to higher-rated bonds as investors searched for yield. Consequently, the Fund's above-average emphasis on quality led to a slightly negative impact on perfor-mance.
   During the year the percentage of non-callable bonds in the Fund increased from 50% to 60%. As rates fell at year-end, and as call risk became a big concern in the market, the Fund's large holdings of non-callable bonds boosted performance.

WHAT'S AHEAD?
   We continue to remain positive on bonds - especially municipals - given a vigilant Federal Reserve, a possible pan-Asian recession, and a low domestic inflation environment. If municipals return to their historical relationship with Treasuries, then yields from municipals could decline and their prices could rise significantly even if Treasuries remain unchanged. Our large position in non-callable bonds should again boost performance in such an environment.
   During 1997 we increased our holdings of California issuers from 8% to 17% of the Fund - our second largest state representation. California bond yields have been high compared to their pre-recession levels. In the coming year, as California's economic turnaround continues, we expect bonds from the State to appreciate better than other sectors of the municipal market and thus enhance the performance of the Fund.

KEY INVESTMENT STRATEGIES
   The Fund's objectives are to provide a high level of current income exempt from federal taxes and to protect investors' capital. In pursuing these objectives, we target a longer maturity range and a high average quality - currently averaging 12.5 years in maturity and an Aa rating by Moody's Investors Services. We seek to exploit opportunities in different market sectors and in individual issues while minimizing risk.

INVESTMENT RESULTS
                         AVERAGE ANNUAL TOTAL RETURNS
                        --------------------------------
                                     WITHOUT      WITH
                        Class A      SALES        SALES
                        Shares       CHARGE       CHARGE
                        -------      -------      ------
                        One Year      8.59%       4.20%
                        Five Years    6.73%       5.85%
                        Ten Years     7.93%       7.50%

                        Class B
                        Shares
                        -------
                        One Year      7.71%       4.71%
                        Since
                          3/30/94     6.45%       6.21%
                        --------------------------------
                             30-Day Current Yields
                         Class A Shares           3.94%
                         Class B Shares           3.34%
                        --------------------------------
                           See footnote on page 1 for
                             additional information.

[PERFORMANCE CHART]

        INVESTMENT PERFORMANCE - TAX-EXEMPT BOND FUND, INC.
     ---------------------------------------------------------
     Comparative Ending Values of $10,000 invested on 12/31/87

$25,000        [LEGEND]
                  Fund Class A Shares  $20,601
 20,000           LMB (Muni Bonds)     $22,472
                  CPI (Inflation)      $14,029
 15,000

 10,000

  5,000

      0
 12/31/87     12/31/89     12/31/91     12/31/93     12/31/95     12/31/97
* Past performance cannot predict future results.

Investment Performance - Composite Tax-Exempt Bond Fund, Inc.
Comparative Ending Values of $10,000 invested on 12/31/87

                     Composite
                Tax-Exempt Bond Fund    LMB       CPI
                --------------------  -------   -------
12/31/87            $10,000           $10,000   $10,000
3/31/88             $ 9,966           $10,299   $10,095
6/30/88             $10,196           $10,437   $10,225
9/30/88             $10,414           $10,692   $10,381
12/31/88            $10,627           $10,779   $10,422
3/31/89             $10,711           $10,877   $10,598
6/30/89             $11,155           $11,440   $10,754
9/31/89             $11,160           $11,483   $10,832
12/31/89            $11,487           $11,930   $10,927
3/31/90             $11,484           $11,963   $11,153
6/30/90             $11,776           $12,256   $11,256
9/30/90             $11,755           $12,250   $11,499
12/31/90            $12,258           $12,805   $11,594
3/31/91             $12,499           $13,122   $11,698
6/30/91             $12,696           $13,387   $11,785
9/30/91             $13,216           $13,921   $11,889
12/31/91            $13,651           $14,356   $11,950
3/31/92             $13,642           $14,343   $12,071
6/30/92             $14,174           $14,902   $12,149
9/30/92             $14,502           $15,336   $12,244
12/31/92            $14,878           $15,637   $12,296
3/31/93             $15,471           $16,242   $12,444
6/30/93             $16,009           $16,778   $12,513
9/30/93             $16,594           $17,380   $12,574
12/31/93            $16,743           $17,633   $12,634
3/31/94             $15,684           $16,698   $12,756
6/30/94             $15,783           $16,943   $12,825
9/30/94             $15,820           $17,061   $12,946
12/31/94            $15,649           $16,791   $12,972
3/31/95             $16,790           $17,953   $13,120
6/30/95             $17,203           $18,430   $13,215
9/30/95             $17,599           $19,076   $13,276
12/31/95            $18,505           $19,674   $13,302
3/31/96             $18,121           $19,545   $13,492
6/30/96             $18,177           $19,607   $13,579
9/30/96             $18,568           $19,999   $13,674
12/31/96            $18,972           $20,567   $13,795
3/31/97             $18,887           $20,562   $13,856
6/30/97             $19,469           $21,239   $13,891
9/30/97             $20,000           $21,905   $13,977
12/31/97            $20,601           $22,472   $14,029

COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
DECEMBER 31, 1997

                            COMPOSITE U.S. GOVERNMENT
                           SECURITIES, INC. PORTFOLIO

  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                        VALUE
------------                   U.S. TREASURY BONDS - 27.33%                   ----------
$15,250,000    7.25%, due 05/15/2016, 08/15/2022..........................  $ 17,419,779
  6,500,000    7.50%, due 11/15/2016......................................     7,584,694
  4,500,000    6.25%, due 08/15/2023......................................     4,639,221
    500,000    6.375%, due 08/15/2027.....................................       527,345
                                                                            ------------
               TOTAL U.S. TREASURY BONDS (cost $29,131,797)...............    30,171,039
                                                                            ------------

                        MORTGAGE-BACKED SECURITIES-71.89%
                 GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-48.42%
  4,802,289    6.00%, due 04/20/2026......................................     4,610,198
 14,642,433    6.50%, due 08/15/2023 to 03/15/2024........................    14,500,592
  2,366,711    6.875%, due 12/20/2022.....................................     2,435,102
 23,372,030    7.00%, due 07/15/2008 to 08/15/2023........................    23,744,119
  1,681,531    7.37%, due 05/20/2022......................................     1,737,895
  1,501,621    8.00%, due 04/15/2022......................................     1,558,871
  1,693,455    8.50%, due 05/15/2022......................................     1,780,775
  2,766,278    9.50%, due 07/15/2016 to 09/15/2020........................     2,996,226
     15,884    11.50%, due 07/15/2015.....................................        17,905
     41,263    13.50%, due 09/15/2014 to 12/15/2014.......................        47,918
     26,471    14.00%, due 06/15/2011.....................................        30,806
                                                                            ------------
                                                                              53,460,407
                                                                            ------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -
                               GNMA-BACKED-23.47%
  1,950,000    Federal National Mortgage Association, 7.50%,
                 due 08/25/2001...........................................     2,007,968
    873,524    Federal National Mortgage Association - ACES,
                 6.783%, due 01/17/2003...................................       881,441
  6,408,000    Federal National Mortgage Association, 8.00%,
                 due 06/25/2005...........................................     6,468,043
  2,230,000    Federal National Mortgage Association, 6.00%,
                 due 08/25/2007...........................................     2,222,797
  8,500,000    Federal Home Loan Mortgage Corporation, 6.85%,
                 due 07/25/2018...........................................     8,561,540
  4,900,000    Merrill Lynch, 6.50%, due 08/25/2015.......................     4,907,909
    842,516    Mortgage Capital Trust, 9.25%, due 06/01/2017..............       859,781
                                                                            ------------
                                                                              25,909,479
                                                                            ------------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $76,959,590)........    79,369,886
                                                                            ------------
                           REPURCHASE AGREEMENT-0.33%
  $ 365,000    Credit Suisse First Boston, collateralized by a U.S.
               Treasury Note, in a joint trading account at 6.00%,
               dated 12/31/1997, due 01/02/1998 with a maturity value of
               $365,122 (cost $365,000)...................................  $    365,000
                                                                            ------------
               TOTAL INVESTMENTS (cost $106,456,387)......................   109,905,925
               Other assets net of liabilities............................       499,402
                                                                            ------------
               NET ASSETS.................................................  $110,405,327
                                                                            ============

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1997, of $3,449,538, based on aggregate cost of $106,456,387, was composed of gross appreciation of $3,646,715 for investments having an excess of value over cost and gross depreciation of $197,177 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales (including maturities and principal repayments) of investment securities other than short-term investments, all of which were U.S. government securities, aggregated $7,628,086 and $41,018,569, respectively, during the year ended December 31, 1997. Principal repayments of mortgage-backed securities aggregated $8,729,815.

See accompanying notes to financial statements.

COMPOSITE INCOME FUND, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
DECEMBER 31, 1997

                      COMPOSITE INCOME FUND, INC. PORTFOLIO

  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                        VALUE
------------              U.S. TREASURY OBLIGATIONS-18.62%                   -----------
$ 5,225,000    U.S. Treasury Bond, 7.25%, due 08/15/2022..................   $ 6,036,510
  6,325,000    U.S. Treasury Bond, 6.25%, due 08/15/2023..................     6,520,683
  1,200,000    U.S. Treasury Note, 5.875%, due 09/30/2002.................     1,207,501
  1,500,000    U.S. Treasury Note, 6.375%, due 03/31/2001.................     1,528,595
  1,000,000    U.S. Treasury Note, 9.00%, due 05/15/1998..................     1,012,813
                                                                             -----------
               TOTAL U.S. TREASURY OBLIGATIONS (cost $14,899,833).........    16,306,102
                                                                             -----------

                        MORTGAGE-BACKED SECURITIES-21.16%
                            GOVERNMENT AGENCY-12.12%
    206,024    Federal Home Loan Mortgage Corporation,
                 9.00%, due 12/01/2004....................................       215,038
  2,452,627    Government National Mortgage Association,
                 6.00%, due 02/15/2024....................................     2,369,851
  6,630,912    Government National Mortgage Association,
                 6.50%, due 08/15/2023 to 07/15/2024......................     6,566,679
  1,451,159    Government National Mortgage Association,
                 7.00%, due 07/15/2023....................................     1,463,856
                                                                             -----------
                                                                              10,615,424
                                                                             -----------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -
                         GOVERNMENT AGENCY BACKED-5.24%
    522,167    Federal Home Loan Mortgage Corporation, 8.75%,
                 due 06/15/2005...........................................       531,454
  1,000,000    Federal Home Loan Mortgage Corporation, 7.50%,
                 due 07/15/2020...........................................     1,015,944
  2,893,943    Weyerhaeuser 1982-C FHA Putable, 7.43%, due 06/01/2022.....     3,036,605
                                                                             -----------
                                                                               4,584,003
                                                                             -----------

                    COLLATERALIZED MORTGAGE OBLIGATIONS-3.80%
  1,750,000    Donaldson, Lufkin & Jenrette, 7.35%, due 12/18/2003........     1,817,637
    856,829    Resolution Trust Corporation - 1991-M2 - A-2,
                 7.375%, due 09/25/2020...................................       681,828
    850,000    Ryland Mortgage Securities Corporation - 1992-12A,
                 6.50%, due 09/25/2023....................................       829,949
                                                                             -----------
                                                                               3,329,414
                                                                             -----------
               TOTAL MORTGAGE-BACKED SECURITIES (cost $18,056,389)........    18,528,841
                                                                             -----------

                             CORPORATE BONDS-42.00%
$ 1,500,000    Aetna Services, Inc., 7.625%, due 08/15/2026...............   $ 1,588,366
  1,500,000    American Home Products Corporation, 7.25%, due 03/01/2023..     1,592,832
  1,000,000    AMR Corporation, 9.75%, due 03/15/2000.....................     1,073,017
  1,000,000    Bank of New York, 7.875%, due 11/15/2002...................     1,066,394
  1,500,000    Burlington Northern, 8.75%, due 02/25/2022.................     1,828,317
  1,600,000    Burlington Resources, 9.125%, due 10/01/2021...............     2,042,914
    750,000    Conagra, Inc., 9.75%, due 03/01/2021.......................       998,574
    500,000    Conagra, Inc., 6.70%, due 08/01/2027.......................       516,641
  2,000,000    Continental Corporation, 7.25%, due 03/01/2003.............     2,066,724
    500,000    Crane Company, 8.50%, due 03/15/2004.......................       553,443
  2,000,000    Dart & Kraft Finance NV, 7.75%, due 11/30/1998.............     2,028,290
    500,000    Developers Diversified Realty, 6.58%, due 02/06/2001.......       503,889
  2,000,000    FHP International Corp., 7.00%, due 09/15/2003.............     2,041,966
  1,000,000    First Nationwide, 10.00%, due 10/01/2006...................     1,187,630
  1,000,000    Fleming Companies, Inc., 5.77%, due 08/06/1998.............       976,494
    900,000    Franchise Finance Corporation, 7.00%, due 11/30/2000.......       914,386
  1,100,000    Franchise Finance Corporation, 7.875%, due 11/30/2005......     1,175,279
    850,000    Golden Books Publishing, 7.65%, due 09/15/2002.............       803,250
  1,250,000    Kemper Corporation, 6.875%, due 09/15/2003.................     1,283,204
  1,000,000    Loral Corporation, 8.375%, due 06/15/2024..................     1,191,381
  1,000,000    Loral Corporation, 7.625%, due 06/15/2025..................     1,097,165
  1,000,000    Manufacturers and Traders Trust Company, 8.125%,
                 due 12/01/2002...........................................     1,074,723
    500,000    Mercantile Bank, 7.625%, due 10/15/2002....................       526,340
  1,000,000    Niagara Mohawk Power, 9.75%, due 11/01/2005................     1,147,301
  1,430,000    Niagara Mohawk Power, 8.77%, due 01/01/2018................     1,523,385
  1,000,000    Norwest Bancorp, 6.65%, due 10/15/2023.....................       975,469
    750,000    Raytheon Company, 7.20%, due 08/15/2027....................       777,604
  1,400,000    Riviera Holdings Corporation, 11.00%, due 12/31/2002.......     1,491,000
    500,000    Summit Bancorp, 8.625%, due 12/10/2002.....................       547,110
  1,200,000    Texas Utilities Electric, 9.50%, due 08/01/1999............     1,253,970
    500,000    Time Warner, Inc., 9.15%, due 02/01/2023...................       616,325
    300,000    U S West Capital Funding, Inc., 6.95%, due 01/15/2037......       311,162
                                                                             -----------
               TOTAL NON-CONVERTIBLE CORPORATE BONDS (cost $34,639,563)...    36,774,545
                                                                             -----------

                        CONVERTIBLE CORPORATE BONDS-9.71%
                             U.S. CORPORATIONS-7.16%
    250,000    Battle Mountain Gold Company, 6.00%, due 01/04/2005........       170,000
  1,000,000    CII Financial, 7.50%, due 09/15/2001.......................       938,750
    200,000    First State Bancorporation, 7.50%, due 04/30/2017..........       259,750
  1,400,000    Integrated Device Technology, Inc., 5.50%, due 06/01/2002..     1,184,750
    250,000    Jumbosports, Inc., 4.25%, due 11/01/2000...................       100,937
  1,500,000    Medical Care Intl (Columbia), 6.75%, due 10/01/2006........     1,395,000
  2,075,000    Spectrum Holobyte, Inc., 6.50%, due 09/15/2002.............     1,330,594
  1,200,000    Veterinary Centers of America, 5.25%, due 05/01/2006.......       889,500
                                                                             -----------
                                                                               6,269,281
                                                                             -----------
                     CONVERTIBLE CORPORATE BONDS (continued)
                 U.S. DOLLAR FOREIGN CORPORATE OBLIGATIONS-2.55%
$ 2,000,000    MBI Metrobank Finance Ltd., due 12/18/2001.................   $ 1,115,000
    500,000    Peregrine Investment Finance, 4.50%, due 12/01/2000*.......       373,750
    750,000    Ssangyong Oil, 3.75%, due 12/31/2008.......................       504,375
    500,000    Total Access Communications, 2.00%, due 05/31/2006.........       235,000
                                                                             -----------
                                                                               2,228,125
                                                                             -----------
               TOTAL CONVERTIBLE CORPORATE BONDS (cost $9,315,673)........     8,497,406
                                                                             -----------

                U.S. DOLLAR FOREIGN GOVERNMENT OBLIGATIONS-2.90%
  1,000,000    Province of Alberta, 9.25%, due 04/01/2000.................     1,069,140
  1,750,000    United Mexican States, Series B, 6.25%, due 12/31/2019.....     1,465,625
                                                                             -----------
               TOTAL FOREIGN OBLIGATIONS (cost $2,052,110)................     2,534,765
                                                                             -----------

     SHARES
   ----------
                             PREFERRED STOCKS-2.04%
      2,000    California Federal Bank, Series B..........................       221,000
     15,100    First Industrial Realty Trust, Series A....................       398,263
     13,000    Microsoft Corporation (Convertible)........................     1,168,375
                                                                             -----------
               TOTAL PREFERRED STOCK (cost $1,656,700)....................     1,787,638
                                                                             -----------
  PRINCIPAL
   AMOUNT
------------
                           REPURCHASE AGREEMENT-2.40%
$ 2,102,000    Credit Suisse First Boston, collateralized by a U.S.
               Treasury Note, in a joint trading account at 6.00%,
               dated 12/31/1997, due 01/02/1998, with a maturity value of
               $2,102,700 (cost $2,102,000)...............................     2,102,000
                                                                             -----------
               TOTAL INVESTMENTS (cost $82,722,268).......................    86,531,297
               Other assets net of liabilities............................     1,024,093
                                                                             -----------
               NET ASSETS.................................................  $ 87,555,390
                                                                             ===========

*Peregrine  Investments  Holdings, Ltd. filed  for liquidation  in January 1998.
 Effective January 12, 1998, interest is not being accrued.

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1997, of $3,809,029, based on aggregate cost of $82,722,268, was composed of gross appreciation of $5,050,231 for those investments having an excess of value over cost and gross depreciation of $1,241,202 for investments having an excess of cost over value.

OTHER INFORMATION:
Purchases and sales (including maturities and principal repayments) of investment securities, other than short-term investments, aggregated $23,398,176 and $29,312,624, respectively, during the year ended December 31, 1997, including purchases and sales of U.S. government securities of $10,061,836 and $13,482,561, respectively. Principal repayments of mortgage-backed securities aggregated $1,696,886.

See accompanying notes to financial statements.

COMPOSITE TAX-EXEMPT BOND FUND, INC.
PORTFOLIO OF INVESTMENTS IN SECURITIES
DECEMBER 31, 1997

                 COMPOSITE TAX-EXEMPT BOND FUND, INC. PORTFOLIO

  PRINCIPAL                                                                     MARKET
   AMOUNT                                                                        VALUE
------------         LONG-TERM MUNICIPAL OBLIGATIONS-97.79%                    --------
                       EDUCATION FACILITIES REVENUE-0.44%
$   785,000    University of Washington, (MBIA), 7.00%, due 12/01/2021....  $    871,499

                            GENERAL OBLIGATION-24.06%
  2,000,000    Center Unified School District California,
                 Capital Appreciation - Series C, (MBIA),
                 zero coupon, due 09/01/2018..............................       692,260
  1,290,000    Crowley Texas Independent School District, (FGIC),
                 zero coupon, due 08/01/2016..............................       494,225
  5,000,000    California State General Obligation, (FGIC),
                 5.625%, due 10/01/2023...................................     5,222,400
  5,000,000    Georgia State, Series B, 6.30%, due 03/01/2009.............     5,794,750
  5,555,000    Hawaii State, Series BW, 6.40%, due 03/01/2009.............     6,465,076
  2,000,000    Honolulu, Hawaii City & County, Series A, 6.00%,
                 due 01/01/2012...........................................     2,227,460
  4,500,000    King County Washington School District #415 Kent,
                 Series C, 6.30%, due 12/01/2008..........................     5,199,570
  1,000,000    New York, NY, Series B, (FGIC), 6.00%, due 08/01/2007......     1,115,190
  6,230,000    Washington County, Oregon (Criminal Justice Facilities),
                 6.00%, due 12/01/2012....................................     6,733,758
  7,570,000    Washington State, Series B, 5.00%, due 05/01/2017..........     7,477,116
  4,900,000    Washington State, Series B & AT-7, 6.40%, due 06/01/2017...     5,749,170
                                                                             -----------
                                                                              47,170,975
                                                                             -----------
                             HOSPITAL REVENUE-2.51%
  1,750,000    Washington Health Care Facilities Authority, Fred
                 Hutchinson Cancer Center, LOC, 7.20%, due 01/01/2007....      1,915,480
  1,750,000    Washington Health Care Facilities Authority, Fred
                 Hutchinson Cancer Center, LOC, 7.375%, due 01/01/2018...      1,922,427
  1,000,000    Wisconsin Health & Education Facility Authority,
                 Refunding Waukesha Memorial Hospital, Series A,
                 (AMBAC), 7.125%, due 08/15/2007..........................     1,090,300
                                                                             -----------
                                                                               4,928,207
                                                                             -----------
                              INDUSTRY DEVELOPMENT/
                        POLLUTION CONTROL REVENUE-13.84%
  5,000,000    Mayor & City Council of Baltimore Port Facility (DuPont),
                 6.50%, due 10/01/2011....................................     5,490,250
  3,665,000    Chicago Gas Supply (Peoples Gas), 6.875%, due 03/01/2015...     4,033,809
  1,500,000    Lordsburg Pollution Control (Phelps Dodge),
                 6.50%, due 04/01/2013....................................     1,648,725
  4,000,000    Lowndes County Solid Waste Disposal & Pollution Control
                 (Weyerhaeuser), 6.80%, due 04/01/2022....................     4,904,480
  4,370,000    Mercer County Pollution Control (Otter Tail Power),
                 6.90%, due 02/01/2019....................................     4,721,085
  6,000,000    San Diego Industrial Development (San Diego Gas &
                 Electric), Series A, (AMBAC), 5.90%, due 06/01/2018......     6,347,700
                                                                             -----------
                                                                              27,146,049
                                                                             -----------
                       LEASE RENTAL/MUNICIPAL LEASE-2.94%
$ 1,250,000    California State Public Works Board Lease, Department of
                 Corrections, State Prison, Series E, 5.50%,
                 due 06/01/2015...........................................  $  1,323,550
  3,000,000    Orange County Recovery Certificate of Participation,
                 Series A, (MBIA), 6.00%, due 07/01/2026..................     3,264,750
  1,173,000    Sacramento, California Certificate of Participation,
                 5.55%, due 09/15/2004....................................     1,181,305
                                                                             -----------
                                                                               5,769,605
                                                                             -----------
                         PUBLIC FACILITIES REVENUE-5.48%
 15,000,000    Anaheim, California Public Financing Authority Lease,
                 Capital Appreciation Subordinated Public Improvements
                 Project-C, zero coupon, (FSA), due 09/01/2034............     2,227,200
  4,000,000    Metropolitan Pier and Exposition Authority Dedicated State
                 Tax, zero coupon, (FGIC), due 06/15/2008.................     2,463,520
  6,000,000    Metropolitan Pier and Exposition Authority Dedicated State
                 Tax, zero coupon, (FGIC), due 06/15/2009.................     3,488,640
  1,500,000    Santa Fe County, New Mexico Correctional System, (FSA),
                 6.00%, due 02/01/2027....................................     1,738,530
    800,000    Simi Valley, California Unified School District Certificate of
                 Participation, Refunding & Capital Improvement Projects,
                 (AMBAC), 5.25%, due 08/01/2022...........................       830,856
                                                                             -----------
                                                                              10,748,746
                                                                             -----------
                               PREREFUNDED-16.88%
  4,000,000    Chicago Wastewater Transmission Revenue, 6.75%,
                 due 11/15/2020...........................................     4,363,760
  2,225,000    Colorado Springs Utilities System Revenue, 6.75%,
                 due 11/15/2021...........................................     2,475,001
  5,000,000    Illinois State Sales Tax Revenue, Series N, 7.00%,
                 due 06/15/2020...........................................     5,553,000
  7,000,000    Omaha Public Power District Electric, Series B,
                 6.15%, due 02/01/2012....................................     7,901,390
  2,750,000    Snohomish County School District #2 -
                 Everett General Obligation, Series B, 7.20%,
                 due 12/01/2010...........................................     3,017,713
  2,000,000    Spokane County Water District #3 Revenue, (BIG),
                 7.60%, due 01/01/2008....................................     2,076,160
  3,400,000    University of Washington Revenue Bond, (MBIA),
                 7.00%, due 12/01/2021....................................     3,813,270
  3,500,000    Washington Public Power Supply System Nuclear Project
                 #2 Revenue, Series C, 7.625%, due 07/01/2010.............     3,909,570
                                                                             -----------
                                                                              33,109,864
                                                                             -----------
                     TRANSPORTATION FACILITIES REVENUE-8.51%
$ 2,000,000    Foothill/Eastern Corridor Agency, California Toll Road,
                 Sr. Lien - Series A, 5.00%, due 01/01/2035...............  $  1,884,640
  5,000,000    Massachusetts State Turnpike Authority Metropolitan
                 Highway System, Series A, 5.00%, due 01/01/2037..........     4,849,900
  5,000,000    San Francisco, California City & County Airport Commission
                 International Airport, Second Series - Issue 12-B,
                 (FGIC), 5.625%, due 05/01/2021...........................     5,200,150
  5,000,000    San Joaquin Hills, California Transportation Corridor
                 Agency Toll Road, 5.00%, due 01/01/2033..................     4,754,700
                                                                             -----------
                                                                              16,689,390
                                                                             -----------
                             UTILITY REVENUE-23.13%
  1,235,000    Anchorage, Alaska Electric Utility, (MBIA), 6.50%,
                 due 12/01/2013...........................................     1,463,697
  2,775,000    Colorado Springs Utilities System, Series C,
                 6.75%, due 11/15/2021....................................     3,064,127
  6,000,000    Georgia Municipal Electric Authority Power, Series Z, (MBIA),
                 5.50%, due 01/01/2020....................................     6,447,720
  6,000,000    Indiana Municipal Power Agency, Series A,
                 6.125%, (MBIA), due 01/01/2013...........................     6,829,320
  5,000,000    Memphis Electric System, 5.625%, due 01/01/2002............     5,280,550
  5,000,000    North Carolina Eastern Municipal Power Agency,
                 Series B, 7.00%, due 01/01/2008..........................     5,770,950
  2,000,000    Omaha Public Power District Electric, Series C,
                 5.50%, due 02/01/2014**..................................     2,141,620
  5,000,000    Orlando Utilities Commission Water & Electric,
                 6.00%, due 10/01/2010....................................     5,643,350
  5,000,000    Salt River Project Agricultural Improvement & Power District
                 Electrical System, Series C, 6.25%, due 01/01/2019.......     5,391,200
  3,000,000    Salt River Project Agriculture, Series A, 5.75%,
                 due 01/01/2009...........................................     3,329,430
                                                                             -----------
                                                                              45,361,964
                                                                             -----------
               TOTAL LONG-TERM MUNICIPAL OBLIGATIONS (cost $172,602,505)..   191,796,299
                                                                             -----------

                     SHORT-TERM MUNICIPAL OBLIGATIONS-1.07%
 $  500,000    Garfield County, Oklahoma Industrial Authority,
                 Pollution Control Revenue, Variable Rate Demand
                 Obligation, 3.75%*, due 01/01/2025.......................  $    500,000
    100,000    Los Angeles, California Regional Airports,
                 Improvement Corporation Lease Revenue, Variable Rate
                 Demand Obligation, 5.00%*, due 12/01/2024................       100,000
    500,000    Wake County Industrial Facility & Pollution Control
                 Financing Authority, Variable Rate Demand Obligation,
                 3.70%*, due 05/01/2015...................................       500,000
  1,000,000    Wilmington Hospital Revenue, Franciscan Health, Series A,
                 Variable Rate Demand Obligation, 5.00%*, due 07/01/2011..     1,000,000
                                                                             -----------
               TOTAL SHORT-TERM MUNICIPAL OBLIGATIONS (cost $2,100,000)...     2,100,000
                                                                             -----------
     SHARES
    --------
                             OTHER INVESTMENT-0.02%
     31,763    Nuveen Tax Exempt Money Market Fund, 3.6573% (cost $31,763)        31,763
                                                                             -----------
               TOTAL INVESTMENTS (cost $174,739,268)......................   193,928,062
               Other assets net of liabilities............................     2,202,403
                                                                             -----------
               NET ASSETS.................................................  $196,130,465
                                                                             ===========

*Variable  Rate  Demand  Obligations  are  payable on demand and are  secured by letters of credit or other credit support. The interest rate, which is subject to change periodically, is based on an index of market interest rates.
**A  portion   segregated  as  collateral  pending  settlement  of  Simi  Valley
  California Unified School District.

AMBAC = AMBAC Indemnity Corporation
BIG = Bond Investor Guaranty
FGIC = Financial Guaranty Insurance Company
FSA = Financial Security Assurance
LOC = Letter of Credit
MBIA = Municipal Bond Insurance Association

FEDERAL INCOME TAX INFORMATION:
Net unrealized appreciation of investments at December 31, 1997 of $19,188,794 based on aggregate cost of $174,739,268 was composed of gross appreciation of $19,188,794 for investments having an excess of value over cost.

OTHER INFORMATION:
Purchases and sales of investment securities, other than short-term investments, aggregated $40,029,834 and $53,133,298, respectively, during the year ended December 31, 1997.

See accompanying notes to financial statements.

FINANCIAL INFORMATION
DECEMBER 31, 1997


                     INDEPENDENT PUBLIC ACCOUNTANTS' REPORT


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF:
         COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
         COMPOSITE INCOME FUND, INC.
         COMPOSITE TAX-EXEMPT BOND FUND, INC.

   We have audited the accompanying statements of assets and liabilities of Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., including the investment portfolios, as of December 31, 1997, and the related statements of operations for the year then ended and the statements of changes in net assets for the years ended December 31, 1997 and 1996 and the financial highlights for each of the five years in the period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirming securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., as of December 31, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for the above-stated periods in conformity with generally accepted accounting principles.


LEMASTER & DANIELS PLLC
CERTIFIED PUBLIC ACCOUNTANTS
SPOKANE, WASHINGTON
JANUARY 20, 1998

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997

                                                                  COMPOSITE       COMPOSITE     COMPOSITE
                                                               U.S. GOVERNMENT      INCOME      TAX-EXEMPT
                                                               SECURITIES, INC.   FUND, INC.  BOND FUND, INC.
ASSETS                                                         ----------------   ----------  ---------------
Investments at market (identified cost $106,456,387,
  $82,722,268, and $174,739,268, respectively).................. $109,905,925   $ 86,531,297   $193,928,062
Cash............................................................       12,429              -         11,127
Prepaid expense.................................................       11,133         11,278         10,602
Receivable for:
  Interest......................................................      855,296      1,330,090      3,128,417
  Sale of Fund's shares.........................................       27,357         92,210        248,074
                                                                 ------------   ------------   ------------
Total assets....................................................  110,812,140     87,964,875    197,326,282
                                                                 ------------   ------------   ------------
LIABILITIES
Payable for:
  Investment securities purchased...............................            -              -        811,631
  Repurchase of Fund's shares...................................      185,122        234,868         74,512
  Dividends.....................................................      142,408        115,074        178,512
  Accrued expenses and other payables...........................       79,283         59,543        131,162
                                                                 ------------   ------------   ------------
Total liabilities...............................................      406,813        409,485      1,195,817
                                                                 ------------   ------------   ------------
NET ASSETS...................................................... $110,405,327   $ 87,555,390   $196,130,465
                                                                 ============   ============   ============
COMPOSITION OF NET ASSETS
Capital stock, at par........................................... $      1,019   $     92,340   $      2,426
Additional paid-in capital......................................  114,283,468     97,191,734    176,939,245
Accumulated net realized loss...................................   (7,328,698)   (13,537,713)             -
Net unrealized appreciation of investments......................    3,449,538      3,809,029     19,188,794
                                                                 ------------   ------------   ------------
                                                                 $110,405,327   $ 87,555,390   $196,130,465
                                                                 ============   ============   ============
SHARES OUTSTANDIING.............................................   10,186,796      9,234,028     24,256,248
                                                                 ============   ============   ============
Class A Shares:
  Net asset value and  redemption  price per share (net assets of
   $107,053,699, $77,864,314, and $188,020,645, respectively, for
   9,877,528, 8,213,206, and 23,253,456 shares outstanding,
   respectively)................................................       $10.84        $ 9.48         $ 8.09
                                                                       ======        ======         ======
Offering price per share (100/96 of net asset value per share)..       $11.29        $ 9.88         $ 8.43
                                                                       ======        ======         ======
Class B Shares:
  Net asset value, offering price and redemption price per share
   (net assets of $3,351,628, $9,691,076, and $8,109,820,
   respectively, for 309,268, 1,020,822, and 1,002,792 shares
   outstanding, respectively)...................................       $10.84        $ 9.49         $ 8.09
                                                                       ======        ======         ======

On sales of $50,000 or more, the offering price of Class A is reduced.
A contingent deferred sales charge may be imposed on redemptions for Class B shares.

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                   COMPOSITE      COMPOSITE      COMPOSITE
                                                                U.S. GOVERNMENT     INCOME       TAX-EXEMPT
                                                               SECURITIES, INC.   FUND, INC.   BOND FUND, INC.
                                                               ----------------   ----------   ---------------
INVESTMENT INCOME
  Interest income............................................... $ 8,575,819     $ 6,681,231     $11,310,385
                                                                 -----------     -----------     -----------
Expenses:
  Management fees...............................................     769,591         553,562         987,356
  Distribution expenses - Class A...............................     249,837         169,132         407,707
  Distribution expenses - Class B...............................      29,872          78,016          66,282
  Shareholder servicing - Class A...............................     102,702          85,007          80,006
servicing - Class B.............................................       2,742           8,515           4,541
  Postage, printing and office expense..........................      69,911          52,029          54,947
  Registration and filing fees..................................      22,077          22,666          18,037
  Custodial fees................................................      43,651          23,081          18,650
  Auditing and legal fees.......................................      11,787          11,192          12,426
  Directors' fees...............................................       8,499           8,499           8,499
  Insurance.....................................................       3,927           3,195           6,047
                                                                 -----------     -----------     -----------
Total expenses..................................................   1,314,596       1,014,894       1,664,498
Fees paid indirectly............................................      (2,671)         (2,840)         (3,033)
                                                                 -----------     -----------     -----------
Net expenses....................................................   1,311,925       1,012,054       1,661,465
                                                                 -----------     -----------     -----------
Net investment income...........................................   7,263,894       5,669,177       9,648,920
                                                                 -----------     -----------     -----------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Realized gain (loss) from investment transactions...............    (493,856)      1,059,244       2,286,826
Unrealized appreciation of investments during the year..........   4,371,425       1,919,907       4,270,931
                                                                 -----------     -----------     -----------
Net realized and unrealized gain on investments.................   3,877,569       2,979,151       6,557,757
                                                                 -----------     -----------     -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...................................... $11,141,463     $ 8,648,328     $16,206,677
                                                                 ===========     ===========     ===========

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS


                                            COMPOSITE                 COMPOSITE                   COMPOSITE
                                         U.S. GOVERNMENT               INCOME                  TAX-EXEMPT BOND
                                         SECURITIES, INC.             FUND, INC.                  FUND, INC.
                                        ------------------        ------------------         ------------------
                                        FOR THE YEAR ENDED        FOR THE YEAR ENDED         FOR THE YEAR ENDED
                                           DECEMBER 31,              DECEMBER 31,               DECEMBER 31,
                                         1997        1996          1997        1996          1997         1996
                                        ------      ------        ------      ------        ------       ------
OPERATIONS
Net investment income..............$  7,263,894  $  9,447,418   $5,669,177  $ 6,205,553  $ 9,648,920   $ 10,608,652

Realized gain (loss) from investment
  transactions.....................    (493,856)     (386,962)   1,059,244    1,098,430    2,286,826     (1,336,656)

Unrealized appreciation (depreciation)
  of investments during the year...   4,371,425    (6,198,006)   1,919,907   (4,354,365)   4,270,931     (4,335,561)
                                    -----------   -----------  -----------  -----------  -----------   ------------
Net increase in net assets
  resulting from operations........  11,141,463     2,862,450    8,648,328    2,949,618   16,206,677      4,936,435

DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
  Class A..........................  (7,110,859)   (9,312,060)  (5,227,656)  (5,877,677)  (9,381,180)   (10,445,418)
  Class B..........................    (153,035)     (135,358)    (441,521)    (327,876)    (267,740)      (163,235)
Distributions from net capital gains
from investment transactions:
  Class A..........................           -             -            -            -     (283,504)             -
  Class B..........................           -             -            -            -      (11,875)             -

NET CAPITAL SHARE TRANSACTIONS
  Class A.......................... (34,875,593)  (32,648,901) (11,496,316)  (7,741,496) (21,611,179)   (20,829,678)
  Class B..........................     281,357       840,035    2,293,277    2,790,064    2,607,483      2,636,917
                                    -----------   -----------  -----------  -----------  -----------   ------------
Total decrease in net assets....... (30,716,667)  (38,393,834)  (6,223,888)  (8,207,367) (12,741,318)   (23,864,979)

NET ASSETS
Beginning of the year.............. 141,121,994   179,515,828   93,779,278  101,986,645   208,871,783   232,736,762
                                    -----------   -----------  -----------  -----------   -----------  ------------
End of the year................... $110,405,327  $141,121,994  $87,555,390 $ 93,779,278  $196,130,465  $208,871,783
                                    ===========   ===========  ===========  ===========  ===========   ============

See accompanying notes to financial statements.

                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR)


COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
                                                                         YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------
CLASS A                                                      1997      1996      1995      1994      1993
                                                            ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF YEAR ........................ $10.46    $10.84    $ 9.64    $10.79    $10.63
                                                            -------   -------   -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.....................................   0.62      0.63      0.63      0.63      0.69
 Net gains or losses on securities
  (both realized and unrealized)...........................   0.38     (0.38)     1.20     (1.15)     0.16
                                                            -------   -------   -------   -------   -------
   Total from investment operations........................   1.00      0.25      1.83     (0.52)     0.85
                                                            -------   -------   -------   -------   -------
LESS DISTRIBUTIONS
 Dividends (from net investment income)....................  (0.62)    (0.63)    (0.63)    (0.63)    (0.69)
                                                            -------   -------   -------   -------   -------
NET ASSET VALUE, END OF YEAR .............................. $10.84    $10.46    $10.84    $ 9.64    $10.79
                                                            =======   =======   =======   =======   =======
TOTAL RETURN (1) ..........................................   9.92%     2.48%    19.45%    -4.91%     8.12%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year ($1,000's)....................... $107,054  $138,159  $177,310  $188,068  $268,112
 Ratio of expenses to average net assets(2) ...............   1.05%     0.97%     1.01%     0.97%     0.99%
 Ratio of net income to average net assets.................   5.92%     6.01%     6.08%     6.19%     6.29%
 Portfolio turnover rate ..................................      6%       16%        8%       34%       51%

                                                                                          MARCH 30
                                                              YEAR ENDED DECEMBER 31,        TO
CLASS B                                                     --------------------------    DEC. 31,
                                                             1997      1996      1995     1994(3)
                                                            ------    ------    ------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ...................... $10.46    $10.84    $ 9.64     $10.24
INCOME FROM INVESTMENT OPERATIONS                           ------    ------    ------    -------
 Net investment income.....................................   0.54      0.54      0.54       0.41
 Net gains or losses on securities
  (both realized and unrealized)...........................   0.38     (0.38)     1.20      (0.60)
                                                            ------    ------    ------    -------
   Total from investment operations........................   0.92      0.16      1.74      (0.19)
LESS DISTRIBUTIONS                                          ------    ------    ------    -------
 Dividends (from net investment income)....................  (0.54)    (0.54)    (0.54)     (0.41)
                                                            ------    ------    ------    -------
NET ASSET VALUE, END OF PERIOD ............................ $10.84    $10.46    $10.84     $ 9.64
                                                            ======    ======    ======    =======
TOTAL RETURN (1) ..........................................   9.03%     1.58%    18.48%     -1.86%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...................... $3,352    $2,963    $2,206    $1,063
 Ratio of expenses to average net assets(2) ...............  1.84%     1.85%     1.84%     1.76%(4)
 Ratio of net income to average net assets.................  5.08%     5.14%     5.20%     5.43%(4)
 Portfolio turnover rate ..................................     6%       16%        8%       34%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3) From the commencement of offering Class B shares.
(4) Annualized.

COMPOSITE INCOME FUND, INC.
                                                                        YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------
                                                             1997      1996      1995      1994      1993
CLASS A                                                     ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF YEAR ........................ $ 9.15    $ 9.44    $ 8.29    $ 9.33    $ 8.99
                                                            ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS
 Net investment income.....................................   0.60      0.59      0.59      0.60      0.61
 Net gains or losses on securities
  (both realized and unrealized)...........................   0.33     (0.29)     1.15     (1.04)     0.34
                                                            ------    ------    ------    ------    ------
   Total from investment operations........................   0.93      0.30      1.74     (0.44)     0.95
LESS DISTRIBUTIONS                                          ------    ------    ------    ------    ------
 Dividends (from net investment income)....................  (0.60)    (0.59)    (0.59)    (0.60)    (0.61)
                                                            ------    ------    ------    ------    ------
NET ASSET VALUE, END OF YEAR .............................. $ 9.48    $ 9.15    $ 9.44    $ 8.29    $ 9.33
                                                            ======    ======    ======    ======    ======
TOTAL RETURN (1) ..........................................  10.51%     3.46%    21.58%    -4.82%    10.82%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year ($1,000's)....................... $77,864   $86,657   $97,534   $88,102   $104,876
 Ratio of expenses to average net assets(2) ...............  1.08%     1.03%     1.08%     1.04%      1.08%
 Ratio of net income to average net assets.................  6.47%     6.52%     6.59%     6.83%      6.58%
 Portfolio turnover rate ..................................    27%       42%       43%       26%        51%

                                                                                         MARCH 30
                                                             YEAR ENDED DECEMBER 31,        TO
CLASS B                                                     --------------------------   DEC. 31,
                                                             1997      1996      1995    1994(3)
                                                            ------    ------    ------   -------
NET ASSET VALUE, BEGINNING OF PERIOD ...................... $ 9.17    $ 9.46    $ 8.30   $ 8.85
INCOME FROM INVESTMENT OPERATIONS                           ------    ------    ------   -------
 Net investment income.....................................   0.53      0.52      0.51     0.40
 Net gains or losses on securities
  (both realized and unrealized)...........................   0.32     (0.29)     1.16    (0.55)
                                                            ------    ------    ------   -------
   Total from investment operations........................   0.85      0.23      1.67    (0.15)
LESS DISTRIBUTIONS                                          ------    ------    ------   -------
 Dividends (from net investment income)....................  (0.53)    (0.52)    (0.51)   (0.40)
                                                            ------    ------    ------   -------
NET ASSET VALUE, END OF PERIOD ............................ $ 9.49    $ 9.17    $ 9.46   $ 8.30
                                                            ======    ======    ======   =======
TOTAL RETURN (1) ..........................................   9.51%     2.59%    20.70%   -1.67%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...................... $9,691    $7,122    $4,452    $2,299
 Ratio of expenses to average net assets(2) ...............  1.86%     1.89%     1.91%     1.80%(4)
 Ratio of net income to average net assets.................  5.65%     5.69%     5.73%     6.25%(4)
 Portfolio turnover rate ..................................    27%       42%       43%       26%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3) From the commencement of offering Class B shares.
(4) Annualized.

COMPOSITE TAX-EXEMPT BOND FUND, INC.
                                                                       YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------
                                                             1997      1996      1995      1994      1993
CLASS A                                                     ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING OF YEAR ........................ $ 7.83    $ 8.02    $ 7.13    $ 8.04    $ 7.58
INCOME FROM INVESTMENT OPERATIONS                           ------    ------    ------    ------    ------
 Net investment income.....................................   0.38      0.38      0.38      0.39      0.40
 Net gains or losses on securities
  (both realized and unrealized)...........................   0.27     (0.19)     0.89     (0.91)     0.54
                                                            ------    ------    ------    ------    ------
   Total from investment operations........................   0.65      0.19      1.27     (0.52)     0.94
LESS DISTRIBUTIONS                                          ------    ------    ------    ------    ------
 Dividends (from net investment income)....................  (0.38)    (0.38)    (0.38)    (0.39)    (0.40)
 Distributions (from net capital gains)....................  (0.01)        -         -         -     (0.08)
                                                             (0.39)    (0.38)    (0.38)    (0.39)    (0.48)
                                                            ------    ------    ------    ------    ------
NET ASSET VALUE, END OF YEAR .............................. $ 8.09    $ 7.83    $ 8.02    $ 7.13    $ 8.04
                                                            ======    ======    ======    ======    ======
TOTAL RETURN (1) ..........................................  8.59%     2.52%    18.25%    -6.53%     12.54%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of year ($1,000's)....................... $188,021  $203,606  $230,055  $215,438   $259,045
 Ratio of expenses to average net assets(2) ...............  0.80%     0.75%     0.81%     0.79%      0.81%
 Ratio of net income to average net assets.................  4.84%     4.90%     5.03%     5.23%      4.97%
 Portfolio turnover rate ..................................    21%       22%        8%       12%        19%

                                                                                         MARCH 30
                                                              YEAR ENDED DECEMBER 31,       TO
                                                            -------------------------     DEC.31,
                                                             1997      1996      1995     1994(3)
CLASS B                                                     ------    ------    ------    -------
NET ASSET VALUE, BEGINNING OF PERIOD ......................  $7.83    $ 8.02    $ 7.13    $ 7.49
INCOME FROM INVESTMENT OPERATIONS                           ------    ------    ------    -------
 Net investment income.....................................   0.32      0.31      0.32      0.25
 Net gains or losses on securities
  (both realized and unrealized)...........................   0.27     (0.19)     0.89     (0.36)
                                                            ------    ------    ------    -------
   Total from investment operations........................   0.59      0.12      1.21     (0.11)
LESS DISTRIBUTIONS                                          ------    ------    ------    -------
 Dividends (from net investment income)....................  (0.32)    (0.31)    (0.32)    (0.25)
 Distributions (from net capital gains)....................  (0.01)        -         -         -
                                                            ------    ------    ------    -------
                                                             (0.33)    (0.31)    (0.32)    (0.25)
                                                            ------    ------    ------    -------
NET ASSET VALUE, END OF PERIOD ............................ $ 8.09    $ 7.83    $ 8.02     $ 7.13
                                                            ======    ======    ======    =======
TOTAL RETURN (1) ..........................................  7.71%     1.61%    17.30%    -1.46%

RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period ($1,000's)...................... $8,110    $5,266    $2,682    $1,258
 Ratio of expenses to average net assets(2) ...............  1.62%     1.65%     1.62%     1.58%(4)
 Ratio of net income to average net assets.................  4.00%     4.01%     4.18%     4.53%(4)
 Portfolio turnover rate ..................................    21%       22%        8%       12%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3) From the commencement of offering Class B shares.
(4) Annualized.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ACCOUNTING POLICIES
   Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc. (together the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies.
   Each Fund offers both Class A and Class B shares. The two classes of shares differ in their respective sales charges, shareholder servicing fees, and distribution and service fees.
   Following is a summary of significant accounting policies, in conformity with generally accepted accounting principles, which are consistently followed by each Fund in the preparation of their financial statements.
a. Investment securities are stated on the basis of valuations provided by an independent pricing service, approved by the Boards of Directors, which uses information with respect to last reported sales price for securities traded on a national securities exchange or securities traded over-the-counter, or valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities, in determining value. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost which approximates market value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Boards of Directors.
b. Each  Fund  requires  the  custodian  to  take  possession, to  have  legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repur-chase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
c. Income and expenses (other than expenses attributable to a specific class) are allocated daily to each class based on the value of settled shares outstanding. Gains and losses are allocated daily to each class based on value of shares outstanding. Dividends are declared separately for each class. Neither class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class ex-penses, including distribution and service fees.
d. Interest income is earned from the settlement date on securities purchased and is recorded on the accrual basis.
e. Dividends to shareholders are recorded on a daily basis and distributed monthly.
f. Security transactions are accounted for on the trade date (execution date of the order to buy or sell). The cost of investments sold is determined by use of the specific identification method for both financial reporting and federal income tax purposes.
g. Each Fund complies with requirements of the Internal Revenue Code applicable to regulated investment companies and distributes taxable income so that no provision for federal income or excise tax is required. Income dividends and capital gain distributions are determined in accordance with income tax regu-lations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carry forwards, deferral of wash sales, and post-October losses. Expiring capital loss carry forwards are charged to additional paid-in capital.
h. Custodial fees have been increased by $2,671, $2,840, and $3,033 for U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively, as a result of "expense offset arrangements." The Funds could have otherwise employed the assets to produce income if they had not entered into such arrangements. In accordance with regulations, such amounts are added to net custodial fees and then reflected as a deduction, "fees paid indirectly" to derive net expenses. There were no "expense offset arrangements" other than custodial fees.
i. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
   The amounts of fees and expenses described below are shown on each Fund's statement of operations. Composite Research & Management Co. (the "Adviser") manages each Fund and Murphey Favre Securities Services, Inc. (the "Transfer Agent") is the transfer and shareholder servicing agent. On July 14, 1997, Com-posite Funds Distributor, Inc. (the "Distributor"), began operations as the principal underwriter. Prior to July 14, 1997, Murphey Favre, Inc., was the principal underwriter. All are affiliates of Washington Mutual Bank and Wash-ington Mutual fsb and subsidiaries of Washington Mutual, Inc.
   Management fees were paid by each Fund to the Adviser. For the U.S. Government Securities and Income Fund, the fees are based on an annual rate of 0.625% of average daily net assets and is reduced to 0.50% of average daily net assets in excess of $250 million. For the Tax-Exempt Bond Fund, the fee is based on an annual rate of 0.50% of average daily net assets and is reduced to 0.40% of average daily net assets in excess of $250 million. Under terms of each Fund's management contract, the Adviser has agreed to reimburse a Fund for fund expenses in excess of 1.50% of average daily net assets up to $30 million, and 1% of such assets over $30 million. The Income Fund and Tax-Exempt Bond Fund will be further reimbursed for expenses exceeding .75% of average daily net assets exceeding $130 million. No such reimbursement was required during the year ended December 31, 1997.
   Directors' fees and expenses were paid directly by each Fund to directors having no affiliation with the Funds other than in their capacity as directors. Other officers and directors received no compensation from the Funds.
   Shareholder servicing fees were paid to the Transfer Agent for services incidental to issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. Under terms of the shareholder servicing agreement, the authorized monthly shareholder servicing fees are $1.45 and $1.55 ($1.60 and $1.70 prior to April 1, 1997) per Class A and Class B share accounts, respectively.
   Distribution expenses were paid to the Distributor in accordance with separate distribution plans for Class A and Class B shares. Each Fund's Board of Directors adopted the Plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Class A distribution plan provides that each Fund will reimburse the Distributor up to 0.25% of the average daily net assets attributable to Class A shares annually for a portion of its expenses incurred in distributing each Fund's Class A shares, including payments to brokers. The Class B distribution Plan provides that the Funds will pay the Distributor a distribution fee, equal to 0.75% annually, and a service fee of 0.25%, of the Funds' average daily net assets attributable to Class B shares.
   For the year ended December 31, 1997, commissions (sales charges paid by investors) on the purchases of Class A shares totaled $55,967, $102,701, and $195,489, of which $46,091, $76,816, and $158,451 was retained by the
Distributor and its predecessor, Murphey Favre, Inc., in the U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively. For the year ended December 31, 1997, the Distributor and its predecessor, Murphey Favre, Inc., received contingent deferred sales charges of $8,623, $20,754, and $11,543, for the U.S. Government Securities, Income Fund, and Tax-Exempt Bond Fund, respectively, upon redemption of Class B shares as reimbursement for sales commissions advanced by the Distributor at the time of such sales.


NOTE 3 - CAPITAL STOCK
COMPOSITE U.S. GOVERNMENT SECURITIES, INC.
Capital stock authorized.............1,000,000,000
Designated as:
  Class A............................  600,000,000
  Class B............................  400,000,000
Par value per share..................      $0.0001

                                                                  CLASS A                    CLASS B
                                                         -------------------------   ------------------------
                                                          YEAR ENDED DECEMBER 31,    YEAR ENDED DECEMBER 31,
                                                            1997           1996         1997          1996
                                                         ----------     ----------   ----------    ----------
SHARES
Sold.................................................       424,259        749,623       81,465       113,842
Issued for reinvestment of dividends.................       489,525        655,835       11,762        10,765
                                                         -----------    -----------   ----------    ----------
                                                            913,784      1,405,458       93,227       124,607
Reacquired...........................................    (4,240,473)    (4,553,107)     (67,110)      (44,911)
                                                         -----------    -----------   ----------    ----------
Net increase (decrease)..............................    (3,326,689)    (3,147,649)      26,117        79,696
                                                         ===========    ===========   ==========    ==========
AMOUNT
Sold.................................................    $4,447,940   $  7,854,380    $ 864,913    $1,194,334
Issued for reinvestment of dividends.................     5,145,658      6,819,272      123,880       111,800
                                                         -----------    -----------   ----------    ----------
                                                          9,593,598     14,673,652      988,793     1,306,134
Reacquired...........................................   (44,469,191)   (47,322,553)    (707,436)     (466,099)
                                                         -----------    -----------   ----------    ----------
Net increase (decrease)..............................  $(34,875,593)  $(32,648,901)   $ 281,357    $  840,035
                                                         ===========    ===========   ==========    ==========

COMPOSITE INCOME FUND, INC.
Capital stock authorized.............   50,000,000
Designated as:
  Class A............................   30,000,000
  Class B............................   20,000,000
Par value per share..................        $0.01

                                                                  CLASS A                    CLASS B
                                                         ------------------------   ------------------------
                                                         YEAR  ENDED DECEMBER 31,   YEAR  ENDED DECEMBER 31,
                                                            1997          1996         1997          1996
                                                         ----------    ----------   ----------    ----------
SHARES
Sold.................................................     1,212,967     1,208,364      467,109       383,465
Issued for reinvestment of dividends.................       413,335       477,619       40,332        30,990
                                                         ----------    ----------   ----------    ----------
                                                          1,626,302     1,685,983      507,441       414,455
Reacquired...........................................    (2,880,356)   (2,547,839)    (263,592)     (108,355)
                                                         ----------    ----------   ----------    ----------
Net increase (decrease)..............................    (1,254,054)     (861,856)     243,849       306,100
                                                         ==========    ==========   ==========    ==========
AMOUNT
Sold.................................................  $ 11,286,277   $10,996,951   $4,354,889    $3,492,257
Issued for reinvestment of dividends.................     3,823,083     4,323,174      374,440       280,728
                                                         ----------    ----------   ----------    ----------
                                                         15,109,360    15,320,125    4,729,329     3,772,985
Reacquired...........................................   (26,605,676)  (23,061,621)  (2,436,052)     (982,921)
                                                         ----------    ----------   ----------    ----------
Net increase (decrease)..............................  $(11,496,316)  $(7,741,496)  $2,293,277    $2,790,064
                                                         ==========    ==========   ==========    ==========

COMPOSITE TAX-EXEMPT BOND FUND, INC.
Capital stock authorized.............  500,000,000
Designated as:
  Class A............................  300,000,000
  Class B............................  200,000,000
Par value per share..................      $0.0001

                                                                  CLASS A                    CLASS B
                                                         ------------------------   ------------------------
                                                         YEAR  ENDED DECEMBER 31,   YEAR  ENDED DECEMBER 31,
                                                            1997          1996         1997          1996
                                                         ----------    ----------   ----------    ----------
SHARES
Sold.................................................     1,161,023     1,460,406      398,272       390,317
Issued for reinvestment of dividends.................       951,410     1,037,464       27,480        26,578
                                                         ----------    ----------   ----------    ----------
                                                          2,112,433     2,497,870      425,752       416,895
Reacquired...........................................    (4,861,387)   (5,197,278)     (95,335)      (79,060)
                                                         ----------    ----------   ----------    ----------
Net increase (decrease)..............................    (2,748,954)   (2,699,408)     330,417       337,835
                                                         ==========    ==========   ==========    ==========
AMOUNT
Sold.................................................  $  9,139,630  $ 11,398,132   $3,133,343    $3,119,779
Issued for einvestment of dividends..................     7,486,759     8,078,800      218,328       128,510
                                                         ----------    ----------   ----------    ----------
                                                         16,626,389    19,476,932    3,351,671     3,248,289
Reacquired...........................................   (38,237,568)  (40,306,611)    (744,188)     (611,372)
                                                         ----------    ----------   ----------    ----------
Net increase (decrease)..............................  $(21,611,179) $(20,829,679)  $2,607,483    $2,636,917
                                                         ==========    ==========   ==========    ==========

NOTE 4 - SHAREHOLDER MEETING RESULTS
   A special meeting of the Funds' shareholders was held on December 23, 1997. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, and abstained, are set forth below:

1. The shareholders of each Fund were asked to approve the reorganization of the Fund as a Massachusetts Business Trust. Sufficient votes were not received at the time of the meeting so a shareholder meeting has been rescheduled for February 20, 1998:

                                                   SHARES      SHARES
                                                    VOTED       VOTED
                                                    "FOR"     "AGAINST"   ABSTAINED
                                                  ---------   ---------   ---------
   U.S. Government Securities..................   5,956,060    230,779     556,153
   Income Fund.................................   5,636,314    159,419     416,368
   Tax-Exempt Bond Fund........................  16,107,675    658,938    1,057,048

2. The shareholders of each Fund elected the following thirteen directors:

                                 U.S. GOVERNMENT SECURITIES      INCOME FUND          TAX-EXEMPT BOND FUND
                                 --------------------------  ---------------------  ------------------------
                                                 SHARES                  SHARES                     SHARES
                                   SHARES      WITHHOLDING    SHARES   WITHHOLDING    SHARES     WITHHOLDING
                                   VOTED        AUTHORITY     VOTED     AUTHORITY     VOTED       AUTHORITY
                                   "FOR"         TO VOTE      "FOR"      TO VOTE      "FOR"        TO VOTE
                                 ---------    -------------  -------   -----------  ---------   ------------
David E. Anderson............... 6,429,873       341,382     6,104,481   221,658    17,218,113     642,775
Wayne L. Attwood, M.D........... 6,431,347       339,908     6,105,631   220,509    17,242,129     618,758
Arthur H. Bernstein............. 6,429,873       341,382     6,106,876   219,264    17,212,234     648,653
Kristianne Blake................ 6,431,347       339,908     6,110,832   215,308    17,252,011     608,877
Edmond R. Davis................. 6,428,748       342,507     6,106,655   219,485    17,217,312     643,576
John W. English................. 6,429,873       341,382     6,106,655   219,485    17,222,637     638,250
Anne V. Farrell................. 6,431,347       339,908     6,110,832   215,308    17,246,654     614,233
Michael K. Murphy............... 6,431,347       339,908     6,111,871   214,269    17,252,812     608,076
Alfred E. Osborne, Jr. ......... 6,430,192       341,063     6,104,237   221,903    17,221,836     639,051
William G. Papesh............... 6,431,347       339,908     6,111,871   214,269    17,246,654     614,233
Daniel Pavelich................. 6,431,347       339,908     6,110,832   215,308    17,237,941     622,946
Jay Rockey...................... 6,430,729       340,526     6,110,807   215,333    17,242,129     618,758
Richard C. Yancey............... 6,431,347       339,908     6,107,813   218,326    17,239,481     621,406

3. The  shareholders  of  each  Fund  approved  an  amended  Investment  Manager
   Agreement:

                                                   SHARES      SHARES
                                                    VOTED       VOTED
                                                    "FOR"     "AGAINST"    ABSTAINED
                                                  ---------  -----------  -----------
   U.S. Government Securities..................   5,914,823    235,825      620,607
   Income Fund.................................   5,684,940    154,070      487,130
   Tax-Exempt Bond Fund........................  15,878,245    664,128    1,318,515

4. The shareholders of each Fund approved an amended Distribution Plan of the Fund for its Class A shares:

                                                   SHARES      SHARES
                                                    VOTED       VOTED
                                                    "FOR"     "AGAINST"  ABSTAINED
                                                 ----------   ---------  ---------
   U.S. Government - Class A...................   5,631,527    284,561     663,332
   U.S. Government - Class B...................     147,611     10,977       4,982
   Income Fund - Class A.......................   5,091,958    149,315     480,830
   Income Fund - Class B.......................     414,271     23,737      48,986
   Tax-Exempt Bond - Class A...................  15,180,941    648,176   1,439,694
   Tax-Exempt Bond - Class B...................     469,782     30,513      54,553

5. The shareholders of each Fund approved certain amendments to existing investment restrictions allowing each Fund to invest in the following types of securities:

                                                   SHARES      SHARES
                                                    VOTED       VOTED
                                                    "FOR"     "AGAINST"   ABSTAINED
   U.S. GOVERNMENT SECURITIES                     ---------   ---------   ---------
   Rule 144A Securities........................   5,709,823    330,472      702,696
   U.S. Government Agency Securities...........   5,722,625    352,894      667,472
   Dollar Rolls................................   5,805,566    246,639      690,786

                                                   SHARES      SHARES
                                                    VOTED       VOTED
   INCOME FUND                                      "FOR"     "AGAINST"   ABSTAINED
                                                  ---------   ---------   ---------
   Rule 144A Securities........................   5,429,023    211,985      568,091
   Foreign Currency............................   5,452,798    185,996      570,305
   Dollar Rolls................................   5,477,216    178,096      553,788
   REITs.......................................   5,459,334    194,290      555,473
   Interest Rate Futures.......................   5,473,825    159,031      576,243

                                                   SHARES      SHARES
                                                    VOTED       VOTED
   TAX-EXEMPT BOND FUND                             "FOR"     "AGAINST"   ABSTAINED
                                                  ---------   ---------   ---------
   Rule 144A Securities........................  15,585,347    694,051    1,544,263
   Interest Rate Futures.......................  15,667,661    635,543    1,520,457

NOTE 5 - SUBSEQUENT EVENTS
  On September 23, 1997, the Funds' Board of Directors authorized the reorganization of each of the Funds into a series of a Massachusetts business trust. The reorganization will not result in the dilution of the interests of the Funds' shareholders and the shareholders will not bear any portion of the expense incurred relating to the reorganization. The effective date of the reorganization is expected to be March 20, 1998.
  Also on September 23, 1997, the Board of Directors of Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., and Composite Tax-Exempt Bond Fund, Inc., approved the acquisition of the net assets of the Sierra U.S. Government Fund, Sierra Corporate Income Fund, and Sierra National Municipal Fund, respectively, each a series of the Sierra Trust Funds. On October 28, 1997, the Trustees of the Sierra Funds approved the acquisitions which were contingent upon a vote of shareholders. Subsequent to December 31, 1997, Sierra Fund's shareholders approved the acquisitions. The transactions are expected to occur in March 1998. The transactions will not result in the dilution of the interests of either Composite or Sierra shareholders and they will not bear any portion of the expense relating to these transactions.

                    ========================================
                    ----------------------------------------
                    For further information, please contact:
                                  FUND OFFICES
                            Composite Group of Funds
                          601 W. Main Avenue, Suite 300
                             Spokane, WA 99201-0613
                              Phone: (509) 353-3550
                            Toll free: (800) 543-8072
                    ----------------------------------------
                    ========================================

                                     ADVISER
                       Composite Research & Management Co.
              1201 Third Avenue, Suite 1400 Seattle, WA 98101-3015

                                   DISTRIBUTOR
                        Composite Funds Distributor, Inc.
              601 W. Main Avenue, Suite 300 Spokane, WA 99201-0613

                                    CUSTODIAN
                        Investors Fiduciary Trust Company
                  801 Pennsylvania Avenue Kansas City, MO 64105

                         INDEPENDENT PUBLIC ACCOUNTANTS
                             LeMaster & Daniels PLLC
            601 W. Riverside Avenue, Suite 700 Spokane, WA 99201-0614

                                     COUNSEL
                   Paine, Hamblen, Coffin, Brooke & Miller LLP
            717 W. Sprague Avenue, Suite 1200 Spokane, WA 99204-0464


               OFFICERS                     BOARD OF DIRECTORS
          President                           Members
            William G. Papesh                   David E. Anderson
          Senior Vice President                 Wayne L. Attwood, M.D.
            Monte D. Calvin                     Arthur H. Bernstein
          Senior Vice President                 Kristianne Blake
            Sandra A. Cavanaugh                 Edmond R. Davis
          Vice President & Secretary            John W. English
            John T. West                        Anne V. Farrell
          Vice President & Treasurer            Michael K. Murphy
            Jeffrey L. Lunzer                   Alfred E. Osborne
          Vice President                        William G. Papesh
            Gene G. Branson                     Daniel L. Pavelich
                                                Jay Rockey
                                                Richard C. Yancey


             This report is submitted for the general information of
            shareholders of the Funds. For more detailed information
          about the Funds, their officers and directors, fees, expenses and other pertinent information, please see the prospectus of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or
                     accompanied by an effective prospectus.

                              [RECYCLE LOGO]
                                                            CBFAR (2/98) 42K



                                COMPOSITE GROUP
                                      BOND
                                     FUNDS

                                     ANNUAL
                                     REPORT

                                  DECEMBER 31,
                                      1997

                                   COMPOSITE
                                U.S. GOVERNMENT
                                SECURITIES, INC.

                                   COMPOSITE
                               INCOME FUND, INC.

                                   COMPOSITE
                                TAX-EXEMPT BOND
                                   FUND, INC.



                         [COMPOSITE GROUP OF FUNDS LOGO]